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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                       PREFERRED STOCK EXCHANGE AGREEMENT



                  THIS FIRST AMENDMENT TO PREFERRED STOCK EXCHANGE AGREEMENT, made and entered into as of July 22, 1998, between and among Hayes Corporation, a Delaware corporation (the "Corporation"), and each person who has signed this First Amendment to Preferred Stock Exchange Agreement (each signatory individually an "Investor" and collectively the "Investors").


                              W I T N E S S E T H :


                  WHEREAS, the Corporation and the Investors have heretofore entered into that certain Preferred Stock Exchange Agreement ("Exchange Agreement") dated as of June 21, 1998 and wish to modify Section 1.1(b)(v) of the Exchange Agreement.

                  1. The first sentence of Section 1.1(b)(v) of the Exchange Agreement is hereby amended by deleting in their entirety the words "within thirty (30) days from the Closing Date", and substituting in lieu thereof the words "no later than July 30, 1998".

                  2. Except as expressly amended hereby, the Exchange Agreement shall remain in full force and effect.


                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Preferred Stock Exchange Agreement to be duly executed as of the date first above written.

                                    HAYES CORPORATION


                                    By:      /s/ Dennis C. Hayes
                                       --------------------------------------
                                            DENNIS C. HAYES, Chairman


                                    By:      /s/ Ronald A. Howard
                                        -------------------------------------
                                             RONALD A. HOWARD
                                             Chief Executive Officer





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                  [EXECUTION CONTINUED ON THE FOLLOWING PAGES]


                       INVESTORS:

                       STARK INTERNATIONAL


                       By:      /s/
                          -----------------------------------------------------
                               Name:
                               Title:


                       SHEPHERD INVESTMENTS INTERNATIONAL, LTD.


                       By:      /s/
                          -----------------------------------------------------
                               Name:
                               Title:


                       RAMIUS FUND, LTD.

                       By:     AG. RAMIUS PARTNERS, L.L.C., Investment Manager


                       By:       /s/ Michael L. Gordon
                          -----------------------------------------------------
                                 Name:   Michael L. Gordon
                                 Title:  Managing Officer



                       GAM ARBITRAGE INVESTMENTS, INC.

                       By:  ANGELO, GORDON & CO., L.P., Investment Manager


                       By:       /s/ Michael L. Gordon
                          -----------------------------------------------------
                                 Name:   Michael L. Gordon
                                 Title:  Chief Operating Officer




                  [EXECUTION CONTINUED ON THE FOLLOWING PAGES]

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                       LEONARDO, L.P.

                       By:     ANGELO, GORDON & CO., L.P., General Partner


                               By:       /s/ Michael L. Gordon
                                  -----------------------------------------
                                        Name:   Michael L. Gordon
                                        Title:  Chief Operating Officer


                       RAPHAEL, L.P.

                       By:     ANGELO, GORDON & CO., L.P., General Partner


                               By:       /s/ Michael L. Gordon
                                  -----------------------------------------
                                        Name:   Michael L. Gordon
                                        Title:  Chief Operating Officer


                       AG SUPER FUND INTERNATIONAL PARTNERS, L.P.

                       By:     ANGELO, GORDON & CO., L.P., General Partner



                               By:       /s/ Michael L. Gordon
                                  -----------------------------------------
                                        Name:   Michael L. Gordon
                                        Title:  Chief Operating Officer






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